DECOMMISSIONING OBLIGATIONS	12 Months Ended
Dec. 31, 2022
Disclosure Of Decommissioning Liabilities [Abstract]
DECOMMISSIONING OBLIGATIONS [Text Block]

10. DECOMMISSIONING OBLIGATIONS

Decommissioning obligations arise as a result of the Company's net ownership interests in petroleum and natural gas assets including well sites, processing facilities and infrastructure. The following table reconciles the changes in the decommissioning obligation:

(Cdn$ thousands)	December 31, 2022	December 31, 2021
Balance, beginning of year	29,569	31,499
Obligations incurred	2,963	2,590
Obligations disposed (note 6)	-	(3,168)
Settlements [1]	(123)	-
Change in rates	(9,948)	(1,195)
Change in estimates	73	(182)
Accretion of decommissioning obligations [2]	581	25
Balance, end of year	23,115	29,569

1 For the period ended December 31, 2022, all obligations were indirectly settled through a government subsidy, whereby third party service providers were reimbursed on behalf of HHR.

2 Accretion of the decommissioning obligation due to the passage of time is presented within finance expense in the consolidated statement of profit (loss). See note 18.

At December 31, 2022, key assumptions on which the carrying amount of the decommissioning obligations is based include a risk free rate of 3.3% and an inflation rate of 2.1% (December 31, 2021 - 1.7% and 1.8%, respectively). As at December 31, 2022, the undiscounted and uninflated amount of the estimated cash flows required to settle the obligation is $30.2 million (December 31, 2021 - $26.7 million), which is estimated to be incurred within the next 33 years.